RULE 497(e)
                                                     Registration No. 33-74470
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INSTITUTIONAL DAILY INCOME FUND             600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
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                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 28, 2000
                      AS SUPPLEMENTED ON OCTOBER 31, 2000
                 RELATING TO THE INSTITUTIONAL DAILY INCOME FUND
                         PROSPECTUS DATED JULY 28, 2000
      AND THE PINNACLE CLASS OF SHARES OF INSTITUTIONAL DAILY INCOME FUND
                         PROSPECTUS DATED JULY 28, 2000

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Institutional Daily Income Fund (the "Fund"), dated July 28, 2000, and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. You may obtain a Prospectus for the Pinnacle Class of shares of the Fund by writing or calling Mutual Securities, Inc. toll-free at 1-800-750-7862. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to Purchase, Redemption, and Pricing of Shares has been incorporated by reference to the Prospectus of each Class of shares.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.


                                              Table of Contents
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Fund History.........................................2      Capital Stock and Other Securities......................17
Description of the Fund and its Investments and             Purchase, Redemption and Pricing of Shares..............17
  Risks..............................................2      Taxation of the Fund....................................18
Management of the Fund..............................10      Underwriters............................................19
Control Persons and Principal Holders of                    Calculation of Performance Data.........................20
  Securities........................................12      Financial Statements....................................20
Investment Advisory and Other Services..............13      Description of Ratings..................................21
Brokerage Allocation and Other Practices............16
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I.  FUND HISTORY

The Fund was incorporated on January 20, 1994 in the state of Massachusetts.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, no-load, open-end management investment company consisting of three managed portfolios of money market instruments (the "Portfolios"). The investment objective of the Fund's Portfolios is to seek as high a level of current income (or current tax exempt income for the Municipal Portfolio) to the extent consistent with preserving capital and maintaining liquidity. The Portfolios were designed to meet the short-term investment needs of corporate and institutional investors. No assurance can be given that these objectives will be achieved.

The U.S. Treasury Portfolio attempts to accomplish these objectives by investing in U.S. Treasury obligations and other obligations that are issued or guaranteed by the U.S. Government which have effective maturities of 397 days or less that enable it to employ the amortized cost method of valuation. At least 65% of the U.S. Treasury Portfolio's total assets will consist of U.S. Treasury obligations (and repurchase agreements and reverse purchase agreements which are collateralized by such obligations).

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

Credit Ratings and Risks

The Money Market and Municipal Portfolios may only purchase high quality money market instruments that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolios are able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have to have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the Securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Trustees); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is, as determined by the Fund's Board of Directors, to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee (as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

All investments purchased by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an eligible investment under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

Foreign Securities

The Money Market Portfolio may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Money Market Portfolio by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

Repurchase Agreements

All Portfolios may invest in repurchase agreements. Investments by the Fund in repurchase agreements are made in accordance with procedures established by the Fund providing that the securities serving as collateral for each repurchase agreement are delivered to the Fund's custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times.

A buyer of a repurchase agreement runs the risk of loss with respect to its investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Fund would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses in selling the collateral.

The U.S. Treasury Portfolio may only enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government. The Money Market Portfolio and the Municipal Portfolio may enter into repurchase agreements only with member banks of the Federal Reserve System and "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States government securities whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's custodian or in the Federal Reserve Book Entry System.

Each Portfolio may invest no more than 10% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions" herein. A Portfolio may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis.

In the view of the management of the Fund, the restrictions and procedures described above which govern the Fund's investments in repurchase agreements substantially minimize the Fund's risk of losses in making those investments. Repurchase agreements may be considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price and date. The U.S. Treasury Portfolio is permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. Each Portfolio that is permitted to enter into reverse repurchase agreements may do so only with those member banks of the Federal Reserve System and broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. When engaging in reverse repurchase transactions, the Fund will maintain, in a segregated account with its Custodian, securities equal in value to those subject to the agreement. These agreements are considered to be borrowings and therefore are included in the asset restriction contained under "Investment Restrictions" relating to borrowings which allows a Portfolio to borrow money from banks for extraordinary or emergency purposes and to engage in reverse repurchase agreements provided that such in the aggregate do not exceed one-third of the value of the total assets of that Portfolio less its liabilities. Any Portfolio that utilizes reverse repurchase agreements to this extent may be considered to be leveraging its portfolio; however, since the Portfolios are required to maintain segregated accounts to cover their positions on these reverse repurchase agreements, the risks inherent in this leveraging technique are minimized.

The Portfolio could experience delays in recovering securities in the event of the bankruptcy of the other party to a reverse repurchase agreement and could experience a loss to the extent that the value of the securities may have decreased in the meantime.

Variable Rate Demand Instruments

The Money Market Portfolio and Municipal Portfolio may purchase variable rate demand instruments. Variable rate demand instruments that the Portfolios will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Portfolios may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A Portfolio utilizing the amortized cost method of valuation may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Board of Trustees. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Portfolios may invest in include participation certificates purchased by the Portfolios from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in IRBs) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate gives the Portfolios an undivided interest in the obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Portfolio's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The Portfolios intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable "prime rate"1 or other interest rate index. With respect to insurance, the Portfolios will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolios retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Portfolios may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Portfolios will not acquire variable note demand participation certificates in fixed rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolios' dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

When-Issued Securities

All Portfolios may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Portfolio are not invested prior to the settlement of a purchase of securities, that Portfolio will earn no income; however, it is intended that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Portfolios' securities will be adversely

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1 The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

affected by their purchase of debt obligations on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Participation Interests

The Money Market Portfolio and Municipal Portfolio may purchase from banks participation interests in all or part of specific holdings of Municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet the Portfolio's quality standards, the participation may be backed by an irrevocable letter of credit or guarantee that the Board of Trustees has determined meets the prescribed quality standards of each Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of a Portfolio, the credit of the entity issuing the credit enhancement will. Each Portfolio will have the right to sell the participation interest back to the bank for the full principal amount of the Portfolio's interest in the Municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Portfolio, (2) to maintain the quality standards of each Portfolio's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Portfolio in connection with the arrangement. When purchasing bank participation interests, the Portfolio will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

Domestic and Foreign Bank Obligations, Certificates of Deposit and Bankers' Acceptances

The Money Market Portfolio and Municipal Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances, commercial paper and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Portfolios may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by United States subsidiaries of the 50 largest banks in the United States where the instruments are guaranteed as to principal and interest by such banks. At the time the Portfolio invests in any certificate of deposit, bankers' acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Portfolio or if unrated be of comparable quality as determined by the Fund's Board of Trustees.

Privately Placed Securities

The Money Market Portfolio and Municipal Portfolio may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price these Portfolios pay for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by these Portfolios will reflect any limitations on their liquidity. As a matter of policy, none of the Portfolios will invest more than 10% of the market value of the total assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments. The Portfolios may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Portfolios may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, each Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Trustees continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolios investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Description of Municipal Obligations (Municipal Portfolio)

(1) Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorizations and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Internal Revenue Code (the "Code"), provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Taxation of the Fund" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is not an established secondary market for the IRBs, the IRBs will be supported by letters of credit, guarantees, insurance or other credit facilities that meet the high quality criteria of the Municipal Portfolio stated in the Prospectus and provide a demand feature which may be exercised by the Portfolio to provide liquidity. In accordance with the investment restrictions, the Municipal Portfolio is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Securities (including IRBs) that may not be readily marketable or have a liquidity feature.

(2) The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

(3) Issues of Municipal Commercial Paper typically represent very short term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Trustees is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

(5) The Fund expects that, on behalf of the Municipal Portfolio, it will not invest more than 25% of the Portfolio's total assets in municipal obligations whose issuers are located in the same state or more than 25% of the Portfolio's total assets in municipal obligations the security of which is derived from any one category. There could be economic, business or political developments which might affect all municipal obligations of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

(6) When the Municipal Portfolio purchases Municipal Securities it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Securities. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Security at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Security held in its portfolio.

Stand-By Commitments

The amount payable to the Municipal Portfolio upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Securities (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security plus
(2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Security at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Security.

The Municipal Portfolio's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying Municipal Security to a third party at any time.

The Manager expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio would not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

The Municipal Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and where the issuer of the Municipal Obligation meets the investment criteria of the Municipal Portfolio. The Municipal Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Securities held by the Portfolio that were subject to the commitment.

The Municipal Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Municipal Portfolio to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Municipal Portfolio would be valued at zero in determining net asset value. In those cases in which the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Portfolio. Stand-by commitments would not affect the dollar weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Municipal Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Municipal Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Taxation of the Fund" herein). In the absence of a favorable tax ruling or opinion of counsel, the Municipal Portfolio will not engage in the purchase of securities subject to stand-by commitments.

Put Options

The Municipal Portfolio may purchase municipal bonds or notes with the right to resell them at an agreed price or yield within a specified period prior to maturity to facilitate portfolio liquidity. This right to resell is known as a "put." The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of this Portfolio and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolio to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Manager will monitor each writer's ability to meet its obligations under puts. See "Investment Restrictions" herein and "Tax Consequences" in the Prospectus.

The amortized cost method is used by the Money Market Portfolio and the Municipal Portfolio to value any municipal securities; no value is assigned to any puts on such municipal securities. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

General

The Fund intends to continue qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities other than Government securities or regulated investment company securities of one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades of businesses or related trades businesses. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Taxation of the Fund" herein.)

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions which apply to all Portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if officers and trustees of the Fund or Reich & Tang Asset Management, Inc., the general partner of its investment manager, individually own beneficially more than 1/2 of 1% of the issuer's securities or in the aggregate own more than 5% of the issuer's securities; and

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Fund; (4) invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs; (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (a Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals); (6) purchase restricted securities or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities; (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings; (10) acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities; (11) invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities; (12) with respect to the U.S. Treasury Portfolio and the

     Money Market Portfolio, invest more than 25% of the value of the Portfolio's total assets in securities of companies in the same industry (excluding United States government securities and, as to the Money Market Portfolio only, certificates of deposit and bankers' acceptances of domestic banks) and, with respect to the Municipal Portfolio, purchase (i) pollution control and industrial revenue bonds or (ii) securities which are not Municipal Obligations if in either case the purchase would cause more than 25% of the value of the Portfolio's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents); (13) with respect to 75% of the value of a Portfolio's total assets, the Fund may not invest more than 10% of a Portfolio's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 10% of the total assets of the Fund. However, the Portfolio may only invest more that 10% of its assets in securities subject to puts from the same institution if such puts are issued by a non-controlled person (as defined in the 1940 Act); (14) make loans, except that the Fund may purchase for a Portfolio the debt securities described above under "Description of the Fund and Its Investments and Risks " and may enter into repurchase agreements as therein described; (15) borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and furthermore each Portfolio will not make additional investments when borrowings exceed 5% of the value of a Portfolio's net assets or (ii) with respect to the U.S. Treasury Portfolio, otherwise provided herein and permissible under the 1940 Act; and (16) pledge, mortgage, assign or encumber any of a Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause (13) made with respect to the Portfolio.

In addition, the Fund may not, on behalf of the Portfolio or Portfolios specified:

(d) with respect to the U.S. Treasury Portfolio and the Money Market Portfolio, invest more than 25% of the value of the Portfolio's total assets in securities of companies in the same industry (excluding U.S. Government securities and, as to Money Market Portfolio only, certificates of deposit and bankers' acceptances of domestic banks); and

(e) with respect to the Municipal Portfolio, purchase (i) pollution control and industrial revenue bonds or (ii) securities which are not Municipal Obligations, if in either case the purchase would cause more than 25% of the value of the Portfolio's total assets to be invested in companies in the same industry (for the purposes of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

If a percentage restriction is adhered to at the time of an investment a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.

Steven W. Duff, 46 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W. Giles Mellon, 69 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University
Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 59 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex.

Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex, and is also a Trustee of Eclipse Financial Asset Trust.

Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 17 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 13 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 14 other funds in the Reich & Tang Fund Complex.

Dawn Fischer 53 - Vice President of the Fund, is a Managing Director of Thornburg Management Co., Inc. with which she has been associated since August 1982. Her address is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Ms. Fischer is also Secretary and Assistant Treasurer of Thornburg Investment Trust and Secretary of Limited Term Municipal Fund, Inc.

Bernadette N. Finn, 52 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 13 other funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 43 - Treasurer of the Fund, has been Treasurer of the Manager of the Manager since 1993. Mr. DeSanctis is also Treasurer of 16 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 17 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $12,000 to its trustees with respect to the period ended March 31, 2000, all of which consisted of trustees' fees paid to the three disinterested trustees, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein).

                                                             COMPENSATION TABLE
Name of Person,            Aggregate              Pension or Retirement      Estimated Annual      Total Compensation from
   Position             Compensation from         Benefits Accrued as       Benefits upon          Fund and Fund Complex
                          the Fund                Part of Fund Expenses       Retirement              Paid to Trustees*
W. Giles Mellon,
Director                      $4,000                      0                       0                     $59,000 (16 Funds)

Robert Straniere,
Director                      $4,000                      0                       0                     $59,000 (16 Funds)

Yung Wong,
Director                      $4,000                      0                       0                     $59,000 (16 Funds)


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending March 31, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On June 30, 2000 there were 616,635,812 Class A shares outstanding in the Money Market Portfolio, 121,278,061 Class B shares outstanding in the Money Market Portfolio, 124,889,229 Pinnacle Class shares outstanding in the Money Market Portfolio, 461,729,586 Class A shares outstanding in the U.S. Treasury Portfolio, 16,420,541 Class B shares outstanding in the U.S. Treasury Portfolio and 15,894,710 Pinnacle Class shares outstanding in the U.S. Treasury Portfolio.

As of June 30, 2000, the amount of shares owned by all officers and trustees of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of June 30, 2000:

Name and Address                             % of Class          Ownership

Money Market Portfolio- Class A Shares

Hambrecht and Quist                            86.35%            Record
34 Exchange Place
Jersey City,  NJ  07311-3988

Money Market Portfolio - Class B Shares
Copley Institutional Investors                 17.00%            Record
C/O AEW Capital Management
225 Franklin Street
Boston,  MA  02110

Copley Institutional Investors                 11.00%            Record
C/O AEW Capital Management
225 Franklin Street
Boston,  MA  02110

NVEST Companies, L.P.                           6.00%            Record
399 Boylston Street
Boston,  MA  02116

New England Funds, L.P.                         5.00%            Record
399 Boylston Street
Boston,  MA  02116

Copley Institutional Investors                  5.00%            Record
C/O AEW Capital Management
225 Franklin Street
Boston,  MA  02110

New England Life Pension                        5.00%            Record
C/O AEW Capital Management
225 Franklin Street
Boston,  MA  02110

Pinnacle Shares of Money Market Portfolio

NFSC                                          100.00%            Record
200 Liberty Street
New York,  NY  10281

U.S. Treasury Portfolio - Class A Shares

Neuberger & Berman                              86.00%           Record
55 Water Street
New York,  NY  10041

Hambrecht and Quist                              7.00%           Record
34 Exchange Place
Jersey City,  NJ  07311-3988

U.S. Treasury Portfolio - Class B Shares

Neuberger & Berman                              79.00%           Record
55 Water Street
New York,  NY  10041

Jane Wan                                        12.00%        Record/Beneficial
1725 York Ave.
New York, NY  10128-7811

Pinnacle Shares of U.S. Treasury Portfolio

NFSC                                           100.00%           Record
200 Liberty Street
New York,  NY  10281

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of June 30, 2000, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $15.6 billion. In addition to the Fund, the Manager acts as investment manager and administrator of seventeen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (RTAM) is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc.

CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Manager. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.

The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Manager, even though operations did not change as a result. As required by the 1940 Act, the Fund's shareholders approved a new Investment Management Contract for the Fund to assure that there was no interruption in the services that the Manager provides to the Fund. The new Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000.

On July 25, 2000, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending until March 31, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each April 1, provided that such continuance is approved by a majority vote of the Fund's outstanding voting securities or by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund.

The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees or officers of RTAM, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract each of the Portfolios will pay an annual management fee of .12% of such Portfolio's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal year ended March 31, 2000 the Manager received investment management fees totaling $836,918 of which $22,036 was waived, from the Money Market Portfolio and $901,607, of which $0 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 1999 the Manager received investment management fees totaling $472,729, of which $90,521 was waived, from the Money Market Portfolio and $809,496, of which $126,559 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 1998 the Manager received investment management fees totaling $348,323, of which $115,985 was waived, from the Money Market Portfolio and $468,085, of which $156,029 was waived, from the U.S. Treasury Portfolio.

Pursuant to an Administrative Services Contract with the Fund, the manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives an annual fee of .05% of each Portfolio's average daily net assets. For the Fund's fiscal year ended March 31, 2000 the Manager received administration fees in the aggregate of $348,716, of which $161,522 was waived, from the Money Market Portfolio and $375,670, of which $181,253 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 1999, the Manager received administration fees in the aggregate of $196,971, of which $118,182 was waived, from the Money Market Portfolio and $337,290, of which $170,996 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 1998, the Manager received administration fees in the aggregate of $145,134, of which $87,081 was waived, from the Money Market Portfolio and $195,035, of which $117,021 was waived, from the U.S. Treasury Portfolio.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of a Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, or by the Manager from its management fee. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation

The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) that in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's Prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with the Distributor, as distributor of the Fund's shares.

Under the Plan, the Fund and the Distributor will enter into a Shareholder Servicing Agreement with respect to the Class A shares. Under the Shareholder Servicing Agreement, the Distributor receives from each Portfolio a Service Fee equal to .25% per annum of the Fund's Class A shares average daily net assets (the "Service Fee"). The service fee is in exchange for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund. The Class B and Pinnacle shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Service Fee.

The following information applies only to the Class A shares of the Portfolios. For the fiscal year ended March 31, 2000, the Fund paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $1,023,406 with respect to the Money Market Portfolio and $1,673,442 with respect to the U.S. Treasury Portfolio. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $1,000,025 with respect to the Money Market Portfolio and $1,690,476 with respect to the U.S. Treasury Portfolio. Of the payments made pursuant to the Plan by the Fund, the Money Market Portfolio spent $12,421 on printing and mailing of prospectuses to other than current shareholders, $25,792 on compensation to sales personnel, and $128 on miscellaneous expenses. Of the payments made pursuant to the Plan by the Fund, the U.S. Treasury Portfolio spent $5,130 on printing and mailing of prospectuses to other than current shareholders, $16,183 on compensation to sales personnel, and $158 on miscellaneous expenses. The excess of such payments over the total payments the Distributor received from the Fund represents distribution and servicing expenses funded by the Distributor from its own resources, or the Manager from its own resources (which may be deemed to be an indirect payment by the Fund). For the fiscal year ended March 31, 2000, the total amount spent pursuant to the Plan for the Class A shares for the U.S. Treasury Portfolio and the Money Market Portfolio were .26% and .25%, respectively, of the average daily net assets of the Class A shares of the particular Portfolio, of which 0.25% of the average daily net assets for both Portfolios was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that the Distributor will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from their own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect until December 31, 2000. Thereafter it may continue in effect for successive annual periods commencing January 1, provided it is approved by the Class A shareholders or by the Board of Trustees. This includes a majority of trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested trustees of the Fund or the Fund's Class A shareholders.

Custodian And Transfer Agent

State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as auditors for the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII. CAPITAL STOCK AND OTHER SECURITIES

The Fund has an unlimited authorized number of shares of beneficial interest, having a par value of one tenth of one cent ($.01) per share. These shares are entitled to one vote per share with proportional voting for fractional shares. The Fund's Board of Trustees is authorized to divide the shares into separate series of stock, one for each of the Portfolios that may be created. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

Each Portfolio of the Fund is subdivided into three Classes of shares of beneficial interest, Class A, Class B and Pinnacle Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Pinnacle Class shares will have different Class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets; (iii) only the holders of the Class A shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same Class of any other Portfolio of the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

Under its Declaration of Trust, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Trustees determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the Trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Trustees, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of beneficial interest, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of beneficial interest, and (iv) upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until his successor is elected or qualified, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of each Portfolio of the Fund's shares is determined as of 12:00 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.

IX. TAXATION OF THE FUND

Taxes

The Fund intends, for each Portfolio, to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain, to the extent of the accrued market discount.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to back up withholding of Federal income tax at a rate of 31% if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Distributions from the United States Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

X. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's portfolios' yield figures, which are based on a chosen seven-day period, are computed as follows: the portfolio's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

A Portfolio's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return + 1)365/7]-1.

Although published yield information is useful to investors in reviewing the Portfolios' performance, investors should be aware that the Portfolios' yields fluctuate from day to day. The yields for any given period are not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its portfolios' tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

The Fund's Money Market Portfolio's Class A shares' yield for the seven day period ended March 31, 2000 was 5.70% which is equivalent to an effective yield of 5.86%. The Fund's U.S. Treasury Portfolio's Class A shares' yield for the seven day period ended March 31, 2000 was 5.53% which is equivalent to an effective yield of 5.68%.

The Fund's Money Market Portfolio's Class B shares' yield for the seven day period ended March 31, 2000 was 5.94% which is equivalent to an effective yield of 6.12%. The Fund's U.S. Treasury Portfolio's Class B shares' yield for the seven day period ended March 31, 2000 was 5.78% which is equivalent to an effective yield of 5.95%.

The Fund's Money Market Portfolio's Pinnacle Class shares' yield for the seven day period ended March 31, 2000 was 5.94% which is equivalent to an effective yield of 6.12%. The Fund's U.S. Treasury Portfolio's Pinnacle Class shares' yield for the seven day period ended March 31, 2000 was 5.78% which is equivalent to an effective yield of 5.95%.

XII. FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended March 31, 2000 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest
Commercial Paper Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.
______________________________________
* As described by the rating agencies.